Exhibit 21
List of Subsidiaries
AAPOP 2, L.P., a Delaware limited partnership
BDN Real Estate Fund I LP, a Delaware limited partnership
Beltline Associates, L.P., a Texas limited partnership
Brandywine Ambassador, L.P., a Pennsylvania limited partnership
Brandywine Acquisition Partners LP, a Delaware limited partnership
Brandywine Austin Properties I LP, a Texas limited partnership
Brandywine Byberry LP, a Delaware limited partnership
Brandywine Central, L.P., a Pennsylvania limited partnership
Brandywine Cira Chestnut I LP. a Delaware limited partnership
Brandywine Cira Garage I LP, a Delaware limited partnership
Brandywine Cira, L.P., a Pennsylvania limited partnership
Brandywine Cira PO LP, a Delaware limited partnership
Brandywine Cira Post Office LP, a Delaware limited partnership
Brandywine Cira South LP, a Delaware limited partnership
Brandywine Cira Walnut I LP, a Delaware limited partnership
Brandywine Commerce I LP, a Delaware limited partnership
Brandywine Commerce II LP, a Delaware limited partnership
Brandywine Croton, L.P., a Pennsylvania limited partnership
Brandywine Dominion, L.P., a Pennsylvania limited partnership
Brandywine F.C., L.P., a Pennsylvania limited partnership
Brandywine Grande B, L.P., a Delaware limited partnership
Brandywine Grande C, L.P., a Delaware limited partnership
Brandywine Greensboro Drive LP, a Delaware limited partnership

Brandywine International Drive LP, a Delaware limited partnership
Brandywine Industrial Partnership, L.P., a Delaware limited partnership
Brandywine Metroplex, L.P., a Pennsylvania limited partnership
Brandywine Midatlantic, LP, a Delaware limited partnership
Brandywine Office Investors LP, a Delaware limited partnership
Brandywine Operating Partnership, L.P., a Delaware limited partnership
Brandywine P.M., L.P., a Pennsylvania limited partnership
Brandywine Properties Management LP, a Texas limited partnership
Brandywine TB Florig, L.P., a Pennsylvania limited partnership
Brandywine TB Inn, L.P., a Pennsylvania limited partnership
Brandywine TB I, L.P., a Pennsylvania limited partnership
Brandywine TB II, L.P., a Pennsylvania limited partnership
Brandywine TB V, L.P., a Pennsylvania limited partnership
Brandywine TB VI, L.P., a Pennsylvania limited partnership
Brandywine TB VII, L.P., a Pennsylvania limited partnership
Brandywine TB VIII, L.P., a Pennsylvania limited partnership
Brandywine Westheimer LP, a Texas limited partnership
Brandywine 1177 Beltline Associates, L.P., a Texas limited partnership
C/N Leedom Limited Partnership II, a Pennsylvania limited partnership
C/N Oaklands Limited Partnership I, a Pennsylvania limited partnership
C/N Oaklands Limited Partnership III, a Pennsylvania limited partnership
Concord Airport Plaza Associates, LP, a California limited partnership
Eight/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership
Eight Tower Bridge Development Associates, a Pennsylvania limited partnership
e-Tenants.com Holding, L.P., a Pennsylvania limited partnership

Fifteen Horsham, L.P., a Pennsylvania limited partnership
Five/Oliver Brandywine Partner, L.P., a Pennsylvania limited partnership
Five Tower Bridge Associates, a Pennsylvania limited partnership
Four Tower Bridge Associates, a Pennsylvania limited partnership
LC/N Horsham Limited Partnership, a Pennsylvania limited partnership
LC/N Keith Valley Limited Partnership I, a Pennsylvania limited partnership
Newtech IV Limited Partnership, a Pennsylvania limited partnership
New Two Logan, LP, a Pennsylvania limited partnership
Nichols Lansdale Limited Partnership III, a Pennsylvania limited partnership
OLS Office Partners, L.P., a Delaware limited partnership
One Rockledge Associates Limited Partnership, a Massachusetts limited partnership
Radnor Center Associates, a Pennsylvania limited partnership
Radnor Properties Associates-II, L.P., a Pennsylvania limited partnership
Radnor Properties-SDC, L.P., a Delaware limited partnership
Radnor Properties-200 RC Holdings, L.P., a Delaware limited partnership
Radnor Properties-200 RC, L.P., a Delaware limited partnership
Radnor Properties-201 KOP, L.P., a Delaware limited partnership
Radnor Properties-555 LA, L.P., a Delaware limited partnership
Two Logan Holdings LP, a Pennsylvania limited partnership
Two Logan Square Associates, a Pennsylvania limited partnership
Six Tower Bridge Associates, a Pennsylvania limited partnership
Tower Bridge Inn Associates, a Pennsylvania limited partnership
Two Tower Bridge Associates, a Pennsylvania limited partnership
Witmer Operating Partnership I, L.P., a Delaware limited partnership
100 Arrandale Associates, L.P., a Pennsylvania limited partnership

111 Arrandale Associates, L.P., a Pennsylvania limited partnership
440 Creamery Way Associates, L.P., a Pennsylvania limited partnership
442 Creamery Way Associates, L.P., a Pennsylvania limited partnership
481 John Young Way Associates, L.P., a Pennsylvania limited partnership
1919 Market Street LP, a Delaware limited partnership
Interstate Center Associates, a Virginia general partnership
Plymouth TFC, General Partnership, a Pennsylvania general partnership
Brandywine 1919 Ventures, a Delaware general partnership
BDN Management Inc, a Delaware corporation
Brandywine Holdings, I, Inc., a Pennsylvania corporation
Brandywine Properties I Limited Inc., a Delaware corporation
Brandywine Realty Services Corporation, a Pennsylvania corporation
Brandywine Resources I Inc., a Delaware corporation
BTRS, Inc., a Delaware corporation
BTRS Sub One Inc., a Delaware corporation
Southpoint Land Holdings, Inc., a Pennsylvania corporation
Valleybrooke Land Holdings, Inc., a Pennsylvania corporation
BDN Brokerage LLC, a Pennsylvania limited liability company
BDN GC Services LLC, a Delaware limited liability company
BDN GP Real Estate Fund I LLC, a Delaware limited liability company
BDN Properties I LLC, a Delaware limited liability company
BDN Venture LLC, a Delaware limited liability company
BOI Carlsbad LLC, a Delaware limited liability company
BOI Pacific Ridge LLC, a Delaware limited liability company
BRE/Logan I, L.L.C., a Delaware limited liability company

BRE/Logan II, L.L.C., a Delaware limited liability company
Beltline Associates GP, LLC, a Delaware limited liability company
Brandywine Ambassador, L.L.C., a Pennsylvania limited liability company
Brandywine Austin I LLC, a Delaware limited liability company
Brandywine Boulders, LLC, a Delaware limited liability company
Brandywine Brokerage Services, LLC, A New Jersey limited liability company
Brandywine Byberry LLC, a Delaware limited liability company
Brandywine Calverton LLC, a Delaware limited liability company
Brandywine Charlottesville LLC, a Virginia limited liability company
Brandywine Christina LLC, a Delaware limited liability company
Brandywine Cira Brokerage LLC, d Delaware limited liability company
Brandywine Cira Chestnut LLC, a Delaware limited liability company
Brandywine Cira Garage Holding LLC, a Delaware limited liability company
Brandywine Cira Garage Holding MM LLC, a Delaware limited liability company
Brandywine Cira, LLC, a Pennsylvania limited liability company
Brandywine Cira PO LLC, a Delaware limited liability company
Brandywine Cira PO Developer LLC, a Delaware limited liability company
Brandywine Cira PO Master Tenant LLC, a Delaware limited liability company
Brandywine Cira Post Office LLC, a Delaware limited liability company
Brandywine Cira South GP LLC, a Delaware limited liability company
Brandywine Cira Walnut LLC, a Delaware limited liability company
Brandywine Commerce I GP LLC, a Delaware limited liability company
Brandywine Commerce II GP LLC, a Delaware limited liability company
Brandywine Continental LLC, a Delaware limited liability company
Brandywine Croton, LLC, a Pennsylvania limited liability company

Brandywine Dabney, L.L.C., a Delaware limited liability company
Brandywine Dominion, L.L.C., a Pennsylvania limited liability company
Brandywine F.C., L.L.C., a Pennsylvania limited liability company
Brandywine Grande B, L.L.C., a Delaware limited liability company
Brandywine Grande C LLC, a Delaware limited liability company
Brandywine Greentree V, LLC, a Delaware limited liability company
Brandywine Interstate 50, L.L.C., a Delaware limited liability company
Brandywine Lake Merritt LLC, a Delaware limited liability company
Brandywine — Main Street, LLC, a Delaware limited liability company
Brandywine Metroplex LLC., a Pennsylvania limited liability company
Brandywine Midatlantic, LLC, a Delaware limited liability company
Brandywine One Logan LLC, a Pennsylvania limited liability company
Brandywine One Rodney Square, L.L.C., a Delaware limited liability company
Brandywine P.M., L.L.C., a Pennsylvania limited liability company
Brandywine Piazza, L.L.C., a New Jersey limited liability company
Brandywine Plaza Ridge I, LLC, a Delaware limited liability company
Brandywine Plaza 1000, L.L.C., a New Jersey limited liability company
Brandywine Promenade, L.L.C., a New Jersey limited liability company
Brandywine Properties II LLC, a Delaware limited liability company
Brandywine Radnor 200 Holdings LLC, a Delaware limited liability company
Brandywine Radnor Center LLC, a Pennsylvania limited liability company
Brandywine Research LLC, a Delaware limited liability company
Brandywine TB Florig, LLC, a Pennsylvania limited liability company
Brandywine TB Inn, L.L.C., a Pennsylvania limited liability company
Brandywine TB I, L.L.C., a Pennsylvania limited liability company

Brandywine TB II, L.L.C., a Pennsylvania limited liability company
Brandywine TB V, L.L.C., a Pennsylvania limited liability company
Brandywine TB VI, L.L.C., a Pennsylvania limited liability company
Brandywine TB VII, L.L.C., a Pennsylvania limited liability company
Brandywine TB VIII, L.L.C., a Pennsylvania limited liability company
Brandywine Tysons LLC, a Delaware limited liability company
Brandywine Westheimer GP LLC, a Delaware limited liability company
Brandywine Wisconsin Avenue LLC, a Delaware limited liability company
Brandywine Witmer, L.L.C., a Pennsylvania limited liability company
Brandywine 55 US Avenue LLC, a New Jersey limited liability company
Brandywine 300 Delaware, LLC, a Delaware limited liability company
Brandywine 1177 Beltline Associates GP, LLC, a Delaware limited liability company
Brandywine 2201 Co-Way LLC a Delaware limited liability company
Brandywine 2201 Co-Way II LLC, a Delaware limited liability company
Christiana Center Operating Company I LLC, a Delaware limited liability company
Christiana Center Operating Company II LLC, a Delaware limited liability company
Christiana Center Operating Company III LLC, a Delaware limited liability company
e-Tenants LLC, a Delaware limited liability company
G&I VI Interchange Office LLC, a Delaware limited liability company
Macquarie BDN, LLC, a Delaware limited liability company
Macquarie BDN Christina I, LLC, a Delaware limited liability company
Macquarie BDN Christina III, LLC, a Delaware limited liability company
New Two Logan GP, LLC, a Pennsylvania limited liability company
PP Lake Merritt, L.L.C., a Delaware limited liability company
Radnor GP, L.L.C., a Delaware limited liability company

Radnor GP-SDC, L.L.C., a Delaware limited liability company
Radnor GP-200 RC, L.L.C., a Delaware limited liability company
Radnor GP-201 KOP, L.L.C., a Delaware limited liability company
Radnor GP-555 LA, L.L.C., a Delaware limited liability company
PJP Building Two, L.C., a Virginia limited liability company
PJP Building Three, L.C., a Virginia limited liability company
PJP Building Five, L.C., a Virginia limited liability company
PJP Building Six, L.C., a Virginia limited liability company
PJP Building Seven, L.C., a Virginia limited liability company
1919 Market Holdco General LLC, a Delaware limited liability company
1000 Chesterbrook Boulevard Partnership, a Pennsylvania general partnership
Atlantic American Properties Trust, a Maryland real estate investment trust
BDN Investment Trust, a Maryland real estate investment trust
BOI Herndon Trust, a Maryland real estate investment trust
BOI President’s Plaza Trust, a Maryland real estate investment trust
BOI Rancho Bernardo Bluffs Trust, a Maryland real estate investment trust
Brandywine Capital Trust I, a Delaware statutory trust
Brandywine Capital Trust II, a Delaware statutory trust
Broadmoor Austin Associates, a Texas joint venture
Coppel Associates, a Texas joint venture
Seven Tower Bridge Associates, a Pennsylvania limited partnership
Seven Oliver/Brandywine Partner, L.P., a Pennsylvania limited partnership